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COMMON STOCK                                                COMMON STOCK

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                             COMMUNITY CARE SERVICES
                            Bringing Healthcare Home
   NUMBER                                                      SHARES

                          COMMUNITY CARE SERVICES, INC.

                                           SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS
 OF THE STATE OF NEW YORK                            CUSIP 203908 10 8




THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE ORDINARY COMMON STOCK,
                               $.01 PAR VALUE, OF

                          COMMUNITY CARE SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:




/s/ xxxxxxxxx xxxxxxx                    /s/ Alan T. Sheilmeld
-------------------------                ------------------------------------
EXECUTIVE VICE PRESIDENT                 PRESIDENT AND CHIEF EXECUTIVE OFFICER
     AND SECRETARY

                                 CORPORATE SEAL
                          COMMUNITY CARE SERVICES, INC.
                                 1992 NEW YORK


Countersigned and Registered:
                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                   (New York, N.Y.)
                                                   TRANSFER AGENT AND REGISTRAR,

By

                                                              AUTHORIZED OFFICER
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    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common        UNIF GIFT MIN ACT- _____Custodian________
TEN ENT-  as tenants by the entireties                   (Cust)         (Minor)
JT TEN-   as joint tenants with                   under Uniform Gifts to Minors
          right of survivorship and               Act__________________________
          not as tenants in common                            (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,___________________ hereby sell, assign and tranfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within named Corportation with full power of substitution in the premises.

Dated ________________________________





                        _______________________________________________________
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.